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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 16, 2001



                               Winmark Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


       000-22012                                    41-1622691
(Commission File Number)              (I.R.S. Employer Identification Number)


           4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 520-8500
              (Registrant's Telephone Number, Including Area Code)



                          Grow Biz International, Inc.
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On November 16, 2001, the Company announced in a press release that it had changed its corporate name to "Winmark Corporation." A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99       Press Release dated November 16, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WINMARK CORPORATION


Date: November 16, 2001                    By /s/ Mark Hooley
                                              ----------------------------------
                                              Mark Hooley,
                                              Vice President and General Counsel
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                                  EXHIBIT INDEX

                                       to

                           November 16, 2001 Form 8-K

                               Winmark Corporation



Exhibit Number             Exhibit Description


    99                     Press Release dated November 16, 2001.